LOOMIS SAYLES GLOBAL ALLOCATION FUND LOOMIS SAYLES STRATEGIC INCOME FUND (each a "Fund" and together the "Funds")

Supplement dated December 7, 2020 to the Funds' Summary Prospectuses and Statutory Prospectus,

each dated February 1, 2020 as may be revised or supplemented from time to time.

Effective March 1, 2021, Daniel J. Fuss will take a significant step back from portfolio management and will no longer serve as a Portfolio Manager of the Funds. This is the latest phase of the Loomis Sayles portfolio management team's succession plan, which has been in place for more than 20 years.

Accordingly, effective March 1, 2021, all references to Mr. Fuss as a Portfolio Manager of the Funds in the Summary Prospectuses and Statutory Prospectus are hereby deleted.

Matthew J. Eagan, Brian P. Kennedy and Elaine M. Stokes will remain as Portfolio Managers of the Loomis Sayles Strategic Income Fund. Eileen N. Riley, David W. Rolley and Lee M. Rosenbaum will remain as Portfolio Managers of the Loomis Sayles Global Allocation Fund.

Effective March 1, 2021, Matthew J. Eagan will join the portfolio management team of the Loomis Sayles Global Allocation Fund.

Accordingly, effective March 1, 2021, the information under the subsection "Portfolio Managers" in the section "Management" in the Loomis Sayles Global Allocation Fund's Fund Summary is revised to include the following:

Matthew J. Eagan, CFA®, Executive Vice President and Director of Loomis Sayles, has served as a portfolio manager of the Fund since 2021.

Effective March 1, 2021, the subsection "Meet the Funds' Portfolio Managers" under the section "Management Team" in the Prospectus is revised to include the following:

Matthew J. Eagan, CFA — Matthew J. Eagan served as an associate portfolio manager of the Loomis Sayles Strategic Income Fund from 2007 until 2012, at which time his title changed to portfolio manager of the Fund, and has served as portfolio manager of the Loomis Sayles Global Allocation Fund since 2021. Mr. Eagan, Executive Vice President and Director of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst®. Mr. Eagan has over 29 years of investment experience.

Change to Fiscal Year End of Loomis Sayles Strategic Income Fund

The Board of Trustees of Loomis Sayles Funds II has approved a change to the fiscal year end of Loomis Sayles Strategic Income Fund from September 30th to December 31st. The implementation of the change to the fiscal year end and the expected disposition and realignment of certain foreign currency-denominated positions over the next few weeks are likely to result in additional trading costs, increased realized capital losses and currency losses from the sales of portfolio securities, and increased audit, printing and mailing expenses for the Fund in the short term. Further, these changes are expected to reduce the future impact of currency exchange losses on taxable monthly distributions and reduce the amount of currency-related losses available to offset future taxable ordinary income for Loomis Sayles Strategic Income Fund shareholders. Increased monthly income distributions going forward may result in an increased tax liability for shareholders who are subject to state and federal income taxes on their income distributions from the Fund.